Exhibit 10.14

CONSENT TO
CREDIT FACILITIES AGREEMENT

This CONSENT TO CREDIT FACILITIES AGREEMENT (this “Agreement”) is entered into and effective as of June 16, 2008, by and among MTM TECHNOLOGIES, INC., a New York corporation, MTM TECHNOLOGIES (US), INC., a Delaware corporation, MTM TECHNOLOGIES (MASSACHUSETTS), LLC, a Delaware limited liability company, and INFO SYSTEMS, INC., a Delaware corporation (collectively, and separately referred to as, "Borrower" or "the Borrower"), and GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION ("CDF"), as Administrative Agent, and CDF, as the sole lender (the “Lender”).

Recitals:

A.
Borrower, Administrative Agent and the Lender are parties to that certain Credit Facilities Agreement dated as of August 21, 2007, as amended by the First Amendment to Credit Facilities Agreement entered into and effective as of August 21, 2007, as amended by the Second Amendment to Credit Facilities Agreement entered into and effective as of February 4, 2008, as amended by the Third Amendment to Credit Facilities Agreement entered into and effective as of February 28, 2008, as amended by the Fourth Amendment to Credit Facilities Agreement entered into and effective as of May 16, 2008 (but effective May 1, 2008), and as amended by the Fifth Amendment to Credit Facilities Agreement (the “Fifth Amendment”) entered into and effective as of June 11, 2008 (as amended, the “Loan Agreement”).

B.	Administrative Agent, the Lender and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

Agreement

Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is acknowledged, Borrower, Administrative Agent and the Lender hereby agree as follows:

1.  Definitions.
All references to the “Agreement” or the “Loan Agreement” in the Loan Agreement and in this Agreement shall be deemed to be references to the Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time.  Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

2.  Effectiveness of Agreement.
This Agreement shall become effective as of the date first written above, but only if this Agreement has been executed by Borrower, Administrative Agent and the Lender.

3.  Consent.
As contemplated by the Fifth Amendment, Borrower has informed the Lender that an additional $3,000,000 in Subordinated Indebtedness will be funded to Borrower in accordance with the Loan Agreement and in accordance with the amendment documents to the Subordinated Indebtedness Documents attached hereto as Exhibit A (the “Subordinated Indebtedness Amendment Documents”).  The Subordinated Indebtedness Amendment Documents are a part of the Subordinated Indebtedness Documents.

Subject to the terms and conditions hereof, the Loan Agreement and other Loan Documents, Administrative Agent and the Lender hereby consents to the terms and provisions of the Subordinated Indebtedness Amendment Documents, such consent to be under effective under the Loan Agreement and under the Subordination Agreement by and between the Administrative Agent and the holders of the Subordinated Indebtedness.

4.  Default Rate.
The parties agree that the Default Rate, which shall be in effect beginning on July 1, 2008 as provided for in Fifth Amendment, was agreed to by Borrower, Administrative Agent and Lender in consideration for the agreement by Administrative Agent and the Lender to modify certain loan covenants, and not the result of any existing Default or Event of Default by Borrower.

5.  General Representations and Warranties of Borrower.
Each Borrower hereby represents and warrants to Administrative Agent and the Lender that (i) such Borrower’s execution of this Agreement has been duly authorized by all requisite action of such Borrower, (ii) no consents are necessary from any third parties for such Borrower’s execution, delivery or performance of this Agreement except for those already duly obtained, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, except to the extent that the enforceability thereof against such Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the disclosure schedule attached to the Loan Agreement, all of the representations and warranties contained in Section 11 of the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement with such exceptions as have been disclosed to Administrative Agent and the Lenders in writing, (v) there is no Existing Default, (vi) the execution, delivery and performance of this Agreement by Borrower does not violate, contravene, or conflict with any Material Law or Material Agreement, (vii) there are no Material Proceedings pending or, to the knowledge of Borrower, threatened, and (viii) since August 21, 2007, no Borrower’s Charter Documents have been amended, restated or otherwise modified in any manner which has or is reasonably likely to have a Material Adverse Effect on any Covered Person or which will or is reasonably likely to cause a Default or Event of Default.

6.  Reaffirmation; No Claims.
Each Borrower hereby represents, warrants, acknowledges and confirms that (i) the Loan Agreement and the other Loan Documents remain in full force and effect, (ii) the Security Interests of the Administrative Agent under the Security Documents secure all the Loan Obligations under the Loan Agreement, continue in full force and effect, and have the same priority as before this Agreement, (iii) no Borrower has any defenses to its obligations under the Loan Agreement and the other Loan Documents, and (iv) no Borrower has any claim against Administrative Agent or the Lenders arising from or in connection with the Loan Agreement or the other Loan Documents, and each Borrower hereby releases and waives and discharges forever any such claims it may have against Administrative Agent or the Lenders arising from or in connection with this Agreement, the Loan Agreement or the other Loan Documents which have arisen or accrued on or prior to the date hereof.  Until the Loan Obligations are paid in full in good funds and all obligations and liabilities of Borrower under the Loan Agreement and the Loan Documents are performed and paid in full in good funds, Borrower agrees and covenants that it is bound by the covenants and agreements set forth in the Loan Agreement, the Loan Documents and in this Agreement.  Borrower hereby ratifies and confirms the Loan Obligations.  This Agreement is a part of the Loan Documents.

7.  Effect of Agreement.
The execution, delivery and effectiveness of this Agreement shall not and does not operate as a waiver of any right, power or remedy of Administrative Agent or the Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents or any Existing Default or Event of Default.  The execution, delivery and effectiveness of this Agreement shall not and does not act as a release or subordination of the liens and Security Interests of Administrative Agent under the Loan Documents.

8.  Payment of Fees and Expenses.
Borrower shall promptly pay to Administrative Agent an amount equal to all reasonable fees, costs, and expenses, incurred by the Administrative Agent (including all reasonable attorneys fees and expenses) in connection with the preparation, negotiation, execution, and delivery of this Agreement, and any further documentation which may be required in connection herewith.

9.  Governing Law.
This Agreement and the rights and obligations of the parties hereunder and thereunder shall be governed by and construed and interpreted in accordance with the internal Laws of the State of Illinois applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principles.

10.  Patriot Act.
Administrative Agent and each Lender hereby notifies the Borrowers that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (as amended from time to time (including any successor statute) and together with all rules promulgated thereunder, collectively, the “Act”), it is required to obtain, verify and record information that identifies the Borrowers and any Guarantor, which information includes the name and address of the Borrowers and any Guarantor and other information that will allow Administrative Agent and each Lender to identify the Borrowers and each Guarantor in accordance with the Act.

11.  Section Titles.
The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

12.  Counterparts; Facsimile Transmissions.
This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

13.  Binding Arbitration.
This Agreement is subject to the binding arbitration provisions contained in the Loan Agreement and the Loan Documents as applicable to the parties hereto.

14.  Incorporation By Reference.
Administrative Agent, Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.

15.  Notice—Oral Commitments Not Enforceable.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

16.  Statutory Notice-Insurance.

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL.  THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS.  THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL.  YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT.  IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE.  THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION.  THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION,
 as Administrative Agent and sole  Lender

By:	/s/ David Mintert
Name:	David Mintert
Title:	Vice President Operations

MTM TECHNOLOGIES, INC., as a Borrower

By:	/s/ J.W. Braukman, III
Name:   J.W. Braukman, III
Title:   Senior Vice President and Chief Financial Officer

MTM TECHNOLOGIES (US), INC., as a Borrower

By:	/s/ J.W. Braukman, III
Name:   J.W. Braukman, III
Title:   Senior Vice President and Chief Financial Officer

MTM TECHNOLOGIES (MASSACHUSETTS), LLC, as a Borrower

By:	/s/ J.W. Braukman, III
Name:   J.W. Braukman, III
Title:   Senior Vice President and Chief Financial Officer

INFO SYSTEMS, INC., as a Borrower

By:	/s/ J.W. Braukman, III
Name:   J.W. Braukman, III
Title:   Senior Vice President and Chief Financial Officer